Earnings per share	12 Months Ended
Dec. 31, 2023
Earnings per share
Earnings per share
22.	Earnings per share basic and diluted

Basic earnings per share is calculated by dividing the net income attributable to the holders of Company’s common shares by the weighted average number of common shares held by stockholders during the year.

As of December 31, 2023, 2022 and 2021 the Company has no open and unexercised options to purchase common shares that are included in the calculation of basic and diluted earnings per share.

The following table contains the earnings (loss) per share of the Company for years ended December 31, 2023 and 2022 and 2021 (in thousands except per share amounts):

	Year Ended December 31,
Basic and diluted earnings per share	2023	2022	2021
Net income attributable to the shareholders of the Company	122,671	93,140	57,208
Weighted average number of outstanding common shares (thousands)	1,997,588	1,160,613	547,578
Basic and dilluted earnings per common share (R$)	0.06	0.08	0.10